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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): JANUARY 7, 1999



                           TRIDENT INTERNATIONAL, INC.
               (Exact name of Registrant as specified in charter)



         DELAWARE                      0-27678                   06-6403301
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)


                1114 FEDERAL ROAD, BROOKFIELD, CONNECTICUT 06804
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               (Address of principal executive offices) (Zip Code)


                                 (203) 740-9333
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              (Registrant's telephone number, including area code)







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ITEM 5. OTHER EVENTS.

On January 6, 1999, Trident International, Inc., a Delaware corporation
(the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Illinois Tool Works Inc., a Delaware corporation ("Parent"), and ITW Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (the "Subsidiary"). The Merger Agreement provides, among other things, for the Parent to cause the Subsidiary to commence a tender offer (the "Offer") for all of the issued and outstanding shares of Common Stock, par value $.01 per share, of the Company (the "Shares"), at a price of $16.50 per Share, net to the seller in cash (the "Offer Price"), and, following the consummation of the Offer, the merger of the Subsidiary with and into the Company (the "Merger") and the conversion of all of the outstanding Shares (with certain exceptions described below) into the right to receive the Offer Price. The Offer is subject to the satisfaction or waiver of certain conditions, including there being validly tendered and not withdrawn at least a majority of the Shares outstanding as of the date of the expiration of the Offer (on a fully diluted basis). At the effective time of the Merger, each issued and outstanding Share, other than Shares owned directly or indirectly by the Company or Parent or Shares as to which the holders thereof exercise dissenters' appraisal rights, will be converted into the right to receive the Offer Price.

If the Subsidiary acquires less than 90% of the outstanding Shares in the Offer, the consummation of the Merger will be subject to, among other things, approval by the affirmative vote of the stockholders of the Company pursuant to applicable Delaware law. If the Subsidiary acquires 90% or more of the outstanding Shares in the Offer, it intends to effect a short-form merger as permitted under Delaware law.

The Agreement and the joint press release issued by the parties are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits:

         2.1 Agreement and Plan of Merger between Trident International, Inc., Illinois Tool Works Inc. and ITW Acquisition Inc., dated as of January 6, 1999 (excluding schedules, which the Company will furnish to the Commission supplementally upon request)

         99.1 Joint Press Release of Trident International, Inc. and Illinois Tool Works Inc., dated January 7, 1999





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TRIDENT INTERNATIONAL, INC.



Dated: January 8, 1999            By: /s/ J. Leo Gagne
                                      ------------------------------------------
                                      J. Leo Gagne
                                      Vice President and Chief Financial Officer








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                                  EXHIBIT INDEX


EXHIBIT

2.1 Agreement and Plan of Merger between Trident International, Inc., Illinois Tool Works Inc. and ITW Acquisition Inc., dated as of January 6, 1999 (excluding schedules, which the Company will furnish to the Commission supplementally upon request)

99.1 Joint Press Release of Trident International, Inc. and Illinois Tool Works Inc., dated January 7, 1999







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